Exhibit 13.2

CERTIFICATION

Under 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In accordance with 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Mamma.com Inc. (the “Company”) do hereby certify, to such officers’ knowledge, that:

      (1)    Amendment No. 1 to the Annual Report on Form 20-F for the year ended December 31, 2005 of the Company (“Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)    The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2006	By: /s/ Guy Fauré
Guy Fauré President and Chief Executive Officer
Date: May 12, 2006	By: /s/ Daniel Bertrand
Daniel Bertrand Executive Vice-President and Chief Financial Officer

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